EXHIBIT 32
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AMREP Corporation (the "Company") on Form 10-Q for the period ended October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  December 14, 2006

                                                           /s/ Peter M. Pizza
                                                        ------------------------
                                                        Peter M. Pizza*
                                                        Vice President and
                                                        Chief Financial Officer

                                                           /s/ James Wall
                                                        ------------------------
                                                        James Wall*

                                                           /s/ Michael P. Duloc
                                                        ------------------------
                                                        Michael P. Duloc*


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*The  registrant  is a  holding  company  which  does  substantially  all of its business through two wholly-owned subsidiaries (and their subsidiaries). Those wholly-owned subsidiaries are AMREP Southwest Inc. ("ASW") and Kable Media Services, Inc. ("Kable"). PersonNameJames Wall is the principal executive officer of ASW, and Michael P. Duloc is the principal executive officer of Kable. The registrant has no chief executive officer. Its executive officers include PersonNameJames Wall, Senior Vice President and Peter M. Pizza, Vice President and Chief Financial Officer, and Michael P. Duloc, who may be deemed an executive officer by reason of his position with Kable.